Ensign Investors Value Fund
Semiannual Report
June 30, 1999

I am pleased to announce Ensign Investors Value Fund's net asset value in creased by 8.8 percent during the first half of 1999 and by 12.8 percent for the twelve months from June 30, 1998. At June 30, 1999 the Fund's net asset value per share was $1.1731 up from $1.0779 at December 31, 1998 and
$1.0403 at June 30, 1998.   Approximately 90 percent of the Fund's assets had
been invested in equity securities.

Enclosed is the company's report for the first six months of 1999.

Determining Investment Value

A common method used to determine a company's value is based on the earnings it can produce. By dividing market price per share by earnings per share for a twelve-month period you get a company's price earnings ratio or P/E ratio. The P/E ratio by itself is simplistic, but does give a general indication of what value is placed on the company's ability to earn money.

A company with a market price per share of $15.00 and earnings per share of $1.00 would have a P/E ratio of 15. Another company with a price of $75.00 and earnings of $5.00 would also have a P/E of 15. If both companies' earnings are expected to grow at about the same rate the companies have similar valuations. Although the price of one stock is higher that company's earnings are also proportionately larger.

Life would be easy if the P/E ratio always stayed the same. Stock prices would increase in direct relation to an increase in earnings. Unfortunately the relationship between price and earnings is not perfect and in the short-term it often reflects investors' emotions more than a company's actual earnings potential. To complicate things even more investors prefer looking at a company's future earnings, because what a company will earn for you in the coming year is more important than what it has earned in the past.

But nobody knows exactly how much a company will earn in the future. As a result, a company's price will fluctuate during the year-sometimes dramatically even though the earnings projection has not changed that much. This is normal and in a given year a company will trade within a high and a low P/E range. By comparing these ranges over several years it is possible to get a feeling for an average trading range for a company.

If a company is growing it is reasonable to expect its price to increase and over time that happens, but in the short-term it may not. Many investors have a short-term investment horizon; they're called traders. They aren't interested in owning a company, they are only interested in making a quick profit and moving on.

Traders react to information on a company or general market information that may have an impact on a company's business. As traders rush to buy or sell a stock because of short-term news--good or bad--it pushes the stock price even further up or down. The long-term outlook for the company may not have changed at all. When the price is pushed down it creates an excellent buying opportunity for long-term investors, when the price is pushed up the stock is considered overvalued.

If a well managed growing company is trading at a P/E of 45 when its historical P/E range is between 15 and 25 then its potential for significant price appreciation is already been reflected in its. Everyone expects the stock to perform extremely well. If earnings increase the price may move up, but we wonder how much higher investors are willing to push the P/E ratio. Eventually they realize the company is not perfect and the P/E ratio tends to move back toward its more historical levels. At this point even if the company meets its earnings expectations the market price may decline.

On the other hand, a well managed growing company that is trading at a P/E of 15 when its historical P/E range is between 15 and 25 has much more room for price appreciation. If earnings increase and the P/E stays the same the price will go up too, but there is also room for the P/E ratio to expand. That is, if earnings go up and the potential of the company is recognized in the market place the P/E ratio may increase which means the price will go even higher.

To be sure there are many other variables that investors should consider in placing a value on a company's stock. How large the company is, what it makes, where its products or services are sold, how big its potential markets are and how talented its management team is are all factors that investors should understand.

Market Conditions

The equity markets have shown some divergence during the last twelve months. Many of the very largest and best know companies-including technology companies associated with the Internet-continued to lead the major market indexes to record high valuations, while the value of many other stocks has remained flat or declined-some significantly.

For the past few years the market has placed an exceptionally high premium on the very largest companies and on companies that are viewed as leaders in using the Internet to do business. The appeal of these large companies is centered on their size, their more liquid nature--you can always find someone that will buy you out, and their name recognition--millions of dollars have been pouring into our stock markets from foreign investors who want to invest in companies they know. When demand is strong prices are pushed up more rapidly than increases in earnings causing P/E ratios to rise. Many of these companies have had P/E ratios that are two and three times higher than their historical norms.

The Internet stocks are seen as having great potential and many investors hope to find the next Microsoft that will make them rich almost over night. Many of these companies have never shown a profit and so their P/E ratios are mean-ingless. Although the odds are against it, if one does find the company that goes on to dominate the Internet or a particular segment on the Internet the financial rewards will be huge.


In addition, there are some indications that economic conditions in Asia-including Japan-are improving. If this continues it should be positive for the stock markets and particularly for companies that do business in Asia. Improving conditions in Asia would likely have a positive impact on Central and South America as well. Improvement in global economic conditions would likely improve the prospects for many companies that have not participated in the market's recent appreciation.

Ensign Investors Value Fund

The Fund's investment objectives exclude it from investing in market fads or speculative high-risk ventures. The Fund's objectives guide the Fund to invest in mid- to large-size companies that have the potential for growth and that are valued at the lower end of their historical trading parameters. Over the long-term management believes these companies provide the greatest potential for consistent gains in value.

The market has provided good opportunities to buy mid-size companies at more reasonable valuations this year and the Fund has used these opportunities to take positions in some new companies and add to positions in others (see the enclosed financial statements).

Management continually monitors the Fund's portfolio to ensure it consists of quality stocks with good potential for price appreciation. We believe the Fund's portfolio consists of this type of company.

Sincerely,



Stanley M. Wells
President


Ensign Investors Value Fund increased by 8.8 percent during the first six months of 1999. The company's charter establishes an investment strategy of long-term capital appreciation through investments in mid- to large-capitalization stocks. Dividend income is a secondary objective of the fund; however, the payment of large dividends in relation to a company's earnings is not a consideration. Management considers the payment of dividends by a company as an indication that the company has reached a certain level of maturity in its growth and as an indication of the company's confidence in its ability to continue to generate sales and earnings.

ENSIGN INVESTORS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES  (Unaudited) At June 30, 1999

Assets                                           June 30, 1999

Investment securities, at value                       $400,959
Interest bearing money market accounts                  46,372
Interest receivable                                        424
Total assets, at value                                 447,755

Liabilities

Accrued management fee (Note 2)                            346
Other liabilities                                          116
Total liabilities                                          462

Net Assets Applicable to Outstanding Shares           $447,293


Capital Shares, $0.10 par value

Authorized                                         500,000,000
Outstanding (rounded to the nearest share)             381,295
Net Asset Value Per Share                              $1.1731

Net Assets Consist of:

Capital (par value and paid-in surplus)                381,753
Undistributed net investment income                        440
Net unrealized appreciation (depreciation)              49,396
Net realized investment gain on investments             15,704

                                                      $447,293

STATEMENT OF INCOME AND EXPENSES
Six months ended June 30, 1999
Investment Income:

Interest                                                   134
Dividend                                                 3,335
Total Income                                             3,469
Expenses:

Management fees (note 2)                                 2,284
Other Expenses                                             745
Total expenses                                           3,029
Net investment income                                      440

Realized and Unrealized Gain on Investments
Net realized gain during the period on investments      15,704
Net unrealized appreciation
 (depreciation) on investments                          19,573
Net Increase in Net Assets Resulting from Operations   $35,717


STATEMENT OF CHANGES IN NET ASSETS
Six months ended June 30, 1999

Increase (Decrease) in Net Assets From Operations
Net investment income                                  $   440
Net realized gain on investments                        15,704
Net unrealized appreciation on investments              19,573
Net increase in net assets resulting from operation     35,717

Distributions to Shareholders                                0

Capital Share Transactions
Proceeds from shares sold                                8,837
Payments for shares redeemed                                 0
Net Increase in Net Asset                               44,554

Net Assets
Beginning of period                                    402,739
End of Period                                          447,293
Undistributed net investment income                        440


Transactions in shares of the Fund:
Sold (rounded to nearest share)                          7,676
Redeemed                                                     0
Net increase                                             7,676


SECURITIES PORTFOLIO                  % of Assets      6/30/99

Retail:  5.6%
    Albertson's, Inc.                       2.3        $10,312
    AutoZone, Inc.                          3.3         15,062
Building and Construction:  4.3%
    Clayton Homes, Inc.                     4.3         19,444
Medical/Dental Supplies:  5.4%
    Stryker Corp.                           5.4         24,050
Consumer, Personal Household:  9.0%
    Gillette Co.                            2.8         12,300
    Newell Co.                              6.2         27,825
Consumer, Furniture & Fixture:  5.8%
    Hillenbrand, Ind.                       3.9         17,300
    Leggett & Platt Co.                     1.9          8,344
Business, Technical Equipment:  3.2%
    Diebold, Inc.                           3.2         14,375
Business, Information Services:  2.1%
    Reuters Group, PLC                      2.1          9,727
Business, Computer Services:  2.0%
    Automatic Data Processing, Inc.         2.0          8,800
Diversified Operations:  8.1%
    Dover Corp.                             0.7          3,500
    Federal Signal Corp.                    4.3         19,069
    Johnson Controls, Inc.                  3.1         13,863
Telecommunication:  9.5%
    Andrew Corp.                            5.1         22,725
    L.M. Ericsson Telephone Co.             4.4         19,725
Transportation:  5.7%
    Air Express International, Inc.         5.7         25,375
Pharmaceutical:  3.2%
    Bristol Meyers Squibb Co.               3.2         14,088
Scientific and Technical Instrument:  2.8%
    Emerson Electric Co.                    2.8         12,588
Hi-Tech:  5.3%
    Intel Corp.                             5.3         23,800
Chemicals:  3.5%
    RPM, Inc.                               3.5         15,606
Oil & Gas Operations:  8.5%
    Nabors Industries                       3.3         14,625
    Questar Corp.                           0.9          3,825
    Schlumberger Limited                    4.3         19,106
Regional Banks:  1.4%
    Zions Bancorporation                    1.4          6,350
Real Estate Trust:  4.2%
    Equity Residential Properties Trust     2.0          9,013
    Washington Real Estate Investment Trust 2.2         10,162
Temporary Investments and Cash:  10.4%     10.4         46,796
Total Securities Held:  100%              100.0        447,755


1. 	Summary of Significant Accounting Policies

Organization
The Company was incorporated on August 29, 1996 under the laws of the State of Utah and on December 2, 1998 was registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Securities Valuation
The value of securities traded on any national exchange has been determined at their last sales price on the month end date. Investments are stated at value based on latest quoted market prices or at fair value as determined by the Board of Directors.

Federal Income Taxes
The Company's intention is to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

Cash and Cash Equivalents
The Company considers all nongovernment debt instruments of nine months or less to be cash or cash equivalents.

Other
As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Concentration of Credit
The Company is a diversified open-end management company (Mutual Fund) investing in common stocks, preferred stock, and securities convertible into common stocks. The fund's value is subject to fluctuations based on market conditions, interest rates, and other economic, business, and political news.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

2. Management and Advisory Fees with Related Parties

The Company has contracts with Wells Investment Services, Inc. wherein Wells Investment Services, Inc. acts as an investment advisor to the Company.

Under the Advisory and Service Contract, the Company pays the advisor a monthly fee computed on the average daily net assets of the Fund at the annual rate of 1.0% of the average daily net assets of the Fund up to $50 million, plus 0.75% of the next $450 million, and 0.5% of the excess over $500 million. The fee will be calculated daily and paid at the end of each month after services have been rendered. The Advisor has voluntarily agreed to limit total expenses to
1.5 percent of the Company's average net assets computed on a daily basis. The Company paid $2,284 through June 30, 1999 to Wells Investment Services, Inc.

3. Financial Instruments

None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at June 30, 1999 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.



ANNUAL MEETING HELD MAY 26, 1999

At the Annual Meeting of Shareholders for Ensign Investors, Inc. held on May 26, 1999, and pursuant to the Proxy Statement mailed to all shareholders on May 13, 1999 the following business was conducted:

Director nominees elected to serve for a one-year term:

Jerry J. Ohrn
Jim M. Bagley
Stanley M. Wells

This constitutes the entire board of directors.

The number of affirmative votes cast for each director was 243,747.7686 which represented 64.6 percent of the outstanding shares. No negative votes were cast for any of the directors.


Amendments to the Advisory and Service Contract

Certain amendments were made to the Advisory and Service Contract between Ensign Investors, Inc. and Wells Investment Services, Inc. The amendments, dated October 5, 1998, were made to bring the advisory contract into conformity with Ensign Investors Value Fund's Prospectus as pertaining to the Fund's expenses to be paid by Ensign Investors, Inc. and the Fund's expenses to be paid by Wells Investment Services, Inc. The complete text of the changes to the Advisory and Service Contract with deletions in brackets [] and additions in capital letters is as follows:

In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, AND for any other charges of the custodian [and for calculating the net asset value of the Fund as provided in the Fund's Articles of Incorporation and current prospectus. The Adviser shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including compensation of the directors (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent or any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state, or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise]. THE ADVISER PAYS ALL OF THE FUND'S EXPENSES EXCEPT BROKERAGE, TAXES, INTEREST, FEES AND EXPENSES OF THE NONINTERESTED DIRECTORS (INCLUDING COUNSEL FEES) AND EXTRAORDINARY EXPENSES. The Fund shall not pay or incur any obligations for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser. THE ADVISER SHALL ARRANGE, IF DESIRED BY THE FUND, FOR OFFICERS OR EMPLOYEES OF THE ADVISER TO SERVE, WITHOUT COMPENSATION FROM THE FUND, AS DIRECTORS, OFFICERS, OR AGENTS OF THE FUND IF DULY ELECTED OR APPOINTED TO SUCH POSITIONS AND SUBJECT TO THEIR INDIVIDUAL CONSENT AND THE ANY LIMITATIONS IMPOSED BY LAW.

The number of affirmative votes cast for this amendment was 243,747.7686 which represented 64.6 percent of the outstanding shares. No negative votes were cast against this change to the Advisory and Service Contract.

The annual renewal of the Advisory and Service Contract, as amended on October 5, 1998, between Ensign Investors, Inc. and Wells Investment Services, Inc. was approved with 243,747.7686 shares or 64.6 percent of the outstanding shares voted in favor of the renewal. No negative votes were cast.

Ratification of the appointment of Tanner+Co. by the Board of Directors as the independent outside accountant for 1999 was approved with 243,747.7686 shares or 64.6 percent of the outstanding shares voted in favor of ratification. No negative votes were cast.